Altaba Inc.
Schedule of Investments
As of March 31, 2025
($ in thousands)
Description:				Shares	Fair Value $

Investments:
Common Shares — 0.0%
Internet Software & Services - 0.0%
SeatGeek, Inc. (1)(2)				47	362
Total Common Shares (Cost — $9)				47	362

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 0.5%
Federated Hermes Government Obligations Fund - Premier Class		4.26		4,690	4,690
Total Money Market Investments (Cost — $4,690)				4,690	4,690

Fixed Income Securities	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
U.S. Government Debt (6) — 40.2%
United States Treasury	Zero Coupon	3.77	4/8/2025	368,600	368,296

Total U.S. Government Debt (Cost — $368,291)				368,600	368,296

Total Short Term Fixed Income Securities (Cost — $368,291) - 40.2%				368,600	368,296

Total Investments — (Cost - $372,990) - 40.7%					373,348

Other Liabilities/Other Assets — 59.3%					543,986
Net Assets Applicable to Common Shares — 100.0%					$ 917,334

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of March 31, 2025.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is yield as of March 31, 2025.
(6) A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund's agreement with the IRS.

At March 31, 2025, the tax basis cost of the Fund's investments was $372,990 and the unrealized appreciation was $358.

See Notes to Financial Statements.

Note 3 Fair Value Measurements

 Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the schedule of investments as of March 31, 2025 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Investments:
Common shares	$-	$-	$362	$362
Money market funds	4,690	-	-	4,690
Fixed income securities:
U.S. government debt	-	368,296	-	368,296
Total financial assets at fair value	$4,690	$368,296	$362	$373,348

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Assets
Investments
Balance as of January 1, 2025	$299
Purchases	-
Sales	-
Change in unrealized appreciation (depreciation)	63
Realized gain (loss)	-
Transfers out of Level 3	-
Balance as of March 31, 2025	$362

The change in unrealized appreciation (depreciation) attributable to assets owned on March 31, 2025, which were valued using significant unobservable inputs (Level 3) amounted to $63 thousand.

Type of investment	Fair Value at March 31, 2025 (in thousands)	Valuation Technique	Unobservable Inputs
Investments - common shares	$362	Market Approach	Price per share	$7.62